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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 20, 2000
                                                ----------------

BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                                 001-15323               31-0738296
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(State or other jurisdiction           (Commission           (IRS Employer
  of incorporation)                     File Number)         Identification No.)


1 Bank One Plaza, Chicago, IL                                           60670
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   312-732-4000
                                                     ------------
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Item 5. Other Events

     On or about March 20, 2000, the Registrant will post certain supplemental line of business information to its Internet home page. A copy of the material to be posted is attached as Exhibits 99(a) and 99(b) to this Current Report on Form 8-K and incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    -----------------------

     99(a) Cover sheet to line of business information posted to Registrant's Internet home page on or about March 20, 2000.

     99(b) Line of business information posted to Registrant's Internet home page on or about March 20, 2000.




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANK ONE CORPORATION
                                            --------------------
                                            (Registrant)


Date: March 20, 2000           By: /s/ M. Eileen Kennedy
      --------------              ----------------------
                                   Title: Treasurer

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                                 EXHIBIT INDEX



Exhibit Number    Description of Exhibits
--------------    -----------------------


99(a) Cover sheet to line of business information posted to Registrant's Internet home page on or about March 20, 2000.

99(b) Line of business information posted to Registrant's Internet home page on or about March 20, 2000.

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